UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 30, 2004

TEKTRONIX, INC.

(Exact name of registrant as specified in its charter)

OREGON	1-04837	93-0343990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 SW Karl Braun Drive,
Beaverton, Oregon	97077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 627-7111

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On September 30, 2004, Tektronix, Inc. (the “Company”) completed the mergers contemplated by the Agreement and Plan of Merger dated as of June 29, 2004 by and among the Company, Inet Technologies, Inc., Impala Merger Corp. and Impala Acquisition Co. LLC. The Company’s press release announcing this event is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

The financial statements required by this Item are incorporated by reference to pages F-1 through F-19 of the Inet Technologies, Inc. Form 10-K filed January 30, 2004, SEC File No. 0-24707, and pages 3 through 14 of the Inet Technologies, Inc. Form 10-Q filed July 21, 2004, SEC File No. 0-24707.

(b)	Pro forma financial information.

The pro forma financial information required by this Item is incorporated by reference to pages 78 through 82 of the Company’s Amendment No. 1 to Form S-4 filed August 27, 2004, SEC Registration No. 333-117454.

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated June 29, 2004, among Tektronix, Inc., Inet Technologies, Inc., Impala Merger Corp. and Impala Acquisition Co. LLC (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to Form S-4 filed August 27, 2004, SEC Registration No. 333-117454)

4.1	Restated Articles of Incorporation, as amended (incorporated by reference to Exhibit 3(i) on Form 10-K filed August 12, 2004, SEC File No. 1-04837)

4.2	Bylaws, as amended (incorporated by reference to Exhibit 3(ii) on Form 10-K filed August 14, 2003, SEC File No. 1-04837)

23.1	Consent of Ernst & Young LLP

99.1	Press Release dated September 30, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 5, 2004.

Tektronix, Inc.
By	/s/ James F. Dalton
James F. Dalton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated June 29, 2004, among Tektronix, Inc., Inet Technologies, Inc., Impala Merger Corp. and Impala Acquisition Co. LLC (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to Form S-4 filed August 27, 2004, SEC Registration No. 333-117454)

4.1	Restated Articles of Incorporation, as amended (incorporated by reference to Exhibit 3(i) on Form 10-K filed August 12, 2004, SEC File No. 1-04837)

4.2	Bylaws, as amended (incorporated by reference to Exhibit 3(ii) on Form 10-K filed August 14, 2003, SEC File No. 1-04837)

23.1	Consent of Ernst & Young LLP

99.1	Press Release dated September 30, 2004